PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2007 AND AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 2008

On March 18, 2008, Platinum Energy Resources, Inc. and predecessor (“Platinum”), Maverick Engineering Resources, Inc. (“Maverick”) and Robert L. Kovar Services, LLC (the “Sellers”) (as the representative of the selling equity stake holders in Maverick) entered into an Agreement and Plan of Merger (“Merger Agreement”) pursuant to which Platinum acquired Maverick (the “Merger”) for a gross purchase price of $11 million, subject to a working capital purchase price adjustment, with $6 million paid at closing and the remaining $5 million to be paid over the next 6 years pursuant to a non-interest bearing note (the “Cashflow Notes”). Established in 1993, Maverick is a full-service engineering service company with 270 employees including a staff of 70 engineers, consultants, surveyors, scientists and planners. Maverick is a provider of project management, engineering, procurement, and construction management services to both the public and private sectors. Maverick is based in South Texas with offices in Corpus Christi, Victoria and Houston. In connection with the Merger, Platinum entered into a five year employment agreement with Robert Kovar, the founder and CEO of Maverick, pursuant to which he joined Platinum as its Chief Operating Officer in addition to continuing as President of Maverick.

The following unaudited pro forma condensed combined financial statements of Platinum and Maverick are provided to assist you in your analysis of the financial aspects of the Merger.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 combines the proforma consolidated results of operations of Platinum and its predecessor company and the historical statements of operations Maverick giving effect to the Merger as if it had occurred on January 1, 2007. Reference is made to the Company’s Form 10-K/A (Amendment No. 2) for the year ended December 31, 2007, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations~~,~~ - Platinum Unaudited Pro Forma Consolidated Financial Information (page 32), for a complete description of the preparation of the unaudited proforma results of operations for Platinum and its predecessor company for the year ended December 31, 2007 which are used in this presentation.

The unaudited pro forma condensed combined balance sheet combines the historical balance sheets of Platinum and Maverick as of March 31, 2008 giving effect to the Merger as if it had occurred March 31, 2008.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2008 combines the historical statements of operations of Platinum and Maverick giving effect to the Merger as if it had occurred on January 1, 2008.

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed below and are based on available data and certain assumptions that management believes are factually supportable. In addition, the adjustments made to the pro forma statements of operations are limited to those that have a continuing impact on the combined company.

The unaudited pro forma condensed combined financial statements described above should be read in conjunction with the historical consolidated financial statements of Platinum for the period April 25, 2005 (inception) to December 31, 2005 and the years ended December 31, 2006 and 2007 and the related notes thereto and the historical financial statements of Maverick for the years ended December 31, 2006 and 2007 and the related notes thereto, the unaudited pro forma statement of operations of Platinum and its predecessor company for the year ended December 31, 2007 and in conjunction with the unaudited historical financial statements of Platinum for the three months ended March 31, 2008 and 2007 and the related notes thereto and the unaudited historical financial statements of Maverick for the three months ended March 31, 2008 and 2007 and the related notes thereto. The financial statements of Platinum are included in its Form 10-K/A (Amendment No. 2) for the year ended December 31, 2007 and its Form 10-Q for the quarter ended March 31, 2008 filed with the Securities and Exchange Commission. The Maverick statements are included elsewhere herein. The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Merger Agreement taken place on the dates noted, or the future financial position or operating results of Platinum.

The aggregate purchase price as of March 31, 2008 for Maverick determined based upon the pro forma assumptions contained herein is as follows:

Cash	$6,000,000
Cashflow Notes (net of $1,517,000 discount to present value)	3,483,000
Estimated closing costs, principally legal	200,000
Total purchase price	$9,683,000

The Unaudited Pro Forma Condensed Combined Financial Statements reflect that the Merger is accounted for under the purchase method of accounting in accordance with the Statement of Financial Accounting Standard (“SFAS”) No. 141, Business Combinations. Based upon a preliminary determination, utilizing currently available information, the excess of purchase price of assets acquired over their carrying value as of March 31, 2008 has been allocated to customer contracts and relationships, executive employment and covenant not to compete and goodwill. All other assets and liabilities acquired are preliminarily estimated to be stated at their fair values, which approximates their recorded historical cost. It is contemplated that the transaction will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the IRS Code. Accordingly, for income tax purposes, Platinum will assume the carryover basis of Maverick and will have no income tax deduction for the amortization of intangible assets for the difference between the amount allocated to these intangible assets and their carryover basis from Maverick or possible goodwill write-down(s) that may occur. We intend to engage a firm to prepare a final valuation of the acquired assets and liabilities. At such time as the valuation is complete, we will adjust the allocation of the purchase price among the acquired assets and assumed liabilities to reflect the final valuation as prescribed by SFAS No. 141. Accordingly, historical cost approximates fair value for these assets. The preliminary allocation of the purchase price to the acquired assets and assumed liabilities is as follows:

Assets:
Current assets	$4,842,000
Property	1,559,000
Intangible assets - employment agreement	206,000
Intangible assets - customer contracts and relationships	4,430,000
Intangible assets - covenant not to compete	886,000
Goodwill	6,220,000
$18,143,000
Liabilities:
Current liabilities	$3,347,000
Long-term debt	1,661,000
Revolving line of credit	3,157,000
Capitalized lease obligations	295,000
8,460,000
Net purchase price	$9,683,000

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2007

	Platinum Energy Resources, Inc.	Maverick Engineering, Inc.	Pro Forma Adjustments		Notes	Pro Forma Combined
	*		Dr	Cr
Revenues
Oil and gas sales	$18,139,836	$33,372,449	$-	$-		$51,512,285
Costs and expenses:
Lease operating expense	7,194,461	-	-	-		7,194,461
Cost of revenues	4,740,571	28,331,742	-	-		33,072,313
Marketing, general and administrative	3,578,333	4,534,689	9,200	-	B	8,122,222
Depreciation, depletion and amortization	6,946,671	593,768	851,000	-	A	8,391,439
Accretion of asset retirement obligations	154,616	-	-	-		154,616
Total costs and expenses	22,614,652	33,460,199	860,200	-		56,935,051
Operating loss	(4,474,816)	(87,750)	(860,200)	-		(5,422,766)
Other income (expense):
Interest income	15,893	-	-	-		15,893
Interest (expense)	(59,580)	(478,352)	305,000	-	C	(842,932)
Change in fair value of derivatives	(5,108,972)	-	-	-		(5,108,972)
Non recurring settlement expense	-	(350,000)	-	-		(350,000)
Other	423,395	3,251	-	-		426,646
Total other income (expense), net	(4,729,264)	(825,101)	305,000	-		(5,859,365)
Loss before income taxes	(9,204,080)	(912,851)	(1,165,200)	-		(11,282,131)

Benefit (provision) for income taxes
Current	3,351,000	(108,000)		128,000	D	3,371,000
Deferred	36,000	-	-	-		36,000
Total income tax benefit (expense)	3,387,000	(108,000)	-	128,000		3,407,000
Loss from continuing operations	$(5,817,080)	(1,020,851)	(1,165,200)	128,000		$(7,875,131)

Pro forma weighted average common shares outstanding:
Basic and diluted	18,876,347					18,876,347

Pro forma loss per common share:
Basic and diluted						$(0.42)

* Represents results of operations of Platinum for the year ended December 31, 2007 and TEC from October 26, 2007 (date of acquisition) to December 31, 2007, and the results of operations and the effects of the asset acquisition of TEC as if it had occurred on January 1, 2007.

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
COMBINED STATEMENT OF OPERATIONS
December 31, 2007
Income Statement pro forma notes:

Note A	To record amortization expense associated with allocation of purchase price of Maverick to intangible assets

	Expense	Amortization expense	$851,000

Note B	To provide for contractually obligated anticipated stock compensation expense

	Expense	Marketing, general and administrative - stock based compensation	$9,200

Note C	To provide for amortization of debt discount associated with non interest bearing Cash flow notes issued in the Maverick acquisition

	Expense	Interest expense	$305,000

Note D	To reflect the reduction in income tax expense associated with the effect on pro forma income of Notes A, C and D

	Income	Income Tax Expense	$(128,000)

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2008

	Platinum Energy Resources, Inc.	Maverick Engineering, Inc.	Pro Forma Adjustments		Notes	Pro Forma Combined
Assets			Dr	Cr

Current assets:
Cash and cash equivalents	$15,061,586	$71,131	$-	$6,200,000	1	$8,932,717
Accounts receivable:
Oil and gas sales	4,382,657	-	-	-		4,382,657
Joint interest and other	586,034	3,982,942	-	-		4,568,976
Unbilled accounts receivable on completed contracts	-	606,203				606,203
Inventory	152,932	-	-	-		152,932
Prepaid expenses and other current assets	835,617	181,791	-	-		1,017,408
Total current assets	21,018,826	4,842,067	-	6,200,000		19,660,893
Property and equipment:
Oil and gas properties, full cost method	180,713,481	-		-		180,713,481
Other fixed assets rigs, equipment, office	3,706,676	3,884,823	-	-		7,591,499
Less accumulated deprectiaion, depletion and amortization	(3,297,507)	(2,326,222)	-	-		(5,623,729)
Total property and equipment - net	181,122,650	1,558,601	-	-		182,681,251
Other assets:
Fair value of commodity	807,750	-	-	-		807,750
Goodwill,net	-	3,878,873	2,340,960	-	1	6,219,833
Intangible assets			5,522,250	-	1	5,522,250
Advance payment and costs, acquisition transactions	218,870	-	-	-		218,870
Covenant not to compete, net	357,356		-	-		357,356
Deferred loan costs	-	5,647	-	5,647	1	-
Real estate held for development	2,700,000	-	-	-		2,700,000
Total assets	$206,225,452	$10,285,188	$7,863,210	$6,205,647		$218,168,203

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2008

	Platinum Energy Resources, Inc.	Maverick Engineering, Inc.	Pro Forma Adjustments		Notes	Pro Forma Combined
Liabilities and Stockholders' Equity (Deficit)			Dr	Cr

Current liabilities:
Accounts payable:
Trade	$2,425,547	$420,738	$-	$-		$2,846,285
Oil and gas sales	1,462,200	-	-	-		1,462,200
Current portion of long-term debt	-	609,453	609,453	-	2	-
Current portion of long-term debt - Sellers	-	-		609,453	2	609,453
Current portion of capitalized lease obligation	-	256,215				256,215
Fair value of commodity derivatives	3,804,669	-	-	-		3,804,669
Acquisition note payable - current portion	300,000	-		-		300,000
Accrued liabilities and other	413,445	2,060,166		-		2,473,611
Asset retirement obligation - current	186,545	-				186,545
Income taxes payable	101,960	-	-	-		101,960
Total current liabilities	8,694,366	3,346,572	609,453	609,453		12,040,938

Revolving bank line of credit	5,508,767	3,156,751	3,156,751	-	2	5,508,767
Revolving line of credit - Sellers	-	-		3,156,751	2	3,156,751
Long-term debt	-	1,661,352	1,661,352		2	-
Long-term debt - Sellers				1,661,352	2	1,661,352
Capitalized lease obligations, net of current maturities	-	295,076				295,076
Deferred tax liability	48,085,215	-				48,085,215
Cashflow notes payable - Maverick acquisition	-	-	1,517,000	5,000,000	1	3,483,000
Acquistion note payable	250,000	-	-	-		250,000
Asset retirement obligation - non-current	3,720,161	-	-	-		3,720,161
Total liabilities	66,258,509	8,459,751	6,944,556	10,427,556		78,201,260

Stockholders’ equity:
Preferred stock	-	-	-	-		-
Common stock	2,407	-	-	-		2,407
Net equity - Maverick	-	1,825,437	1,825,437	-	1	-
Additional paid-in capital	155,064,142	-	-	-		155,064,142
Retained earnings	561,858	-	-	-		561,858
Treasury stock	(15,661,464)	-	-	-		(15,661,464)
Total stockholders’ equity	139,966,943	1,825,437	1,825,437	-		139,966,943
Total liabilities and stockholders’equity	$206,225,452	$10,285,188	$8,769,993	$10,427,556		$218,168,203

Pro forma book value per common share						$6.34

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Three Months Ended March 31 2008

	Platinum Energy Resources, Inc.	Maverick Engineering, Inc.	Pro Forma Adjustments		Notes	Pro Forma Combined
			Dr	Cr
Revenues
Oil and gas sales	$7,134,804	$9,683,121	$-	$-		$16,817,925
Costs and expenses
Lease operating expense	2,456,306	-	-	-		2,456,306
Cost of revenues	-	8,432,116	-	-		8,432,116
Marketing, general and administrative	1,731,827	1,126,429	4,750	-	A	2,863,006
Depreciation, depletion and amortization	2,063,289	143,655	212,000	-	B	2,418,944
Accretion of asset retirement obligation	61,669	-	-	-		61,669
Total costs and expenses	6,313,091	9,702,200	216,750	-		16,232,041
Operating income (loss)	821,713	(19,079)	(216,750)	-		585,884

Other income (expense):
Interest income	104,387	-	-	-		104,387
Interest (expense)	(13,805)	(104,997)	74,000	-	C	(192,802)
Change in fair value of derivatives	(2,035,923)	-	-	-		(2,035,923)
Other	69,111	-	-	-		69,111
Total other income (expense), net	(1,876,230)	(104,997)	74,000	-		(2,055,227)
Loss before income taxes	(1,054,517)	(124,076)	(290,750)	-		(1,469,343)
Income tax benefit (expense)
Current	54,000	(27,000)	-	32,000	D	59,000
Deferred	-	-	-	-		-
Total income tax benefit (expense)	54,000	(27,000)	-	32,000		59,000
NET LOSS	$(1,000,517)	$(151,076)	$(290,750)	$32,000		$(1,410,343)

Pro forma weighted average common shares outstanding:
Basic and diluted	22,070,762					22,070,762

Pro forma loss per common share:
Basic and diluted						$(0.06)

PLATINUM ENERGY RESOURCES, INC./MAVERICK ENGINEERING, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS March 31, 2008

Balance Sheet pro forma notes

Note 1
Represents the application of the adjusted purchase price to the excess of fair value over the cost of the assets acquired, payment of cash consideration and transaction costs, issuance of non-interest bearing cash flow notes and elimination of deferred costs associated with the long-term indebtedness

	Increase	Intangible assets - employment agreement	$206,250

	Increase	Intangible assets - customer relationships	4,430,000

	Increase	Intangible assets - covenant not to compete	886,000

	Increase	Goodwill	2,340,960

	Decrease	Equity accounts - Maverick	1,825,437

	Decrease	Deferred fees - financing costs	(5,647)

	Increase	Cash flow notes payable	(5,000,000)

	Increase	Cash flow notes payable - discount to present value	1,517,000

	Decrease	Cash	(6,200,000)

Note 2	Represents reclassification of Maverick bank indebtedness assumed by selling shareholders

	Decrease	Current portion of long-term debt	$609,453

	Decrease	Revolving bank line of credit	3,156,751

	Decrease	Long-term debt	1,661,352

	Increase	Current portion of long-term debt - sellers	(609,453)

	Decrease	Revolving bank line of credit - sellers	(3,156,751)

	Decrease	Long-term debt - sellers	(1,661,352)

Income Statement pro forma notes:

Note A	To provide for contractually obligated anticipated stock compensation expense

	Expense	Marketing, general and administrative - stock based compensation	$4,750

Note B	To record amortization expense associated with allocation of purchase price of Maverick to intangible assets

	Expense	Stock based compensation	$212,000

Note C	To provide for amortization of debt discount associated with non interest bearing Cash flow notes issued in the Maverick acquisition

	Expense	Interest expense	$74,000

Note D	To reflect the reduction in income tax expense associated with the effect on pro forma income of Notes A and C

	Income	Income tax expense	$(32,000)